                                                                EXHIBIT 10.30


                               PARK 'N VIEW, INC.

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT (the "Amendment") is made as of the 22nd day of August, 1997, by and among Park 'N View, Inc., a Delaware corporation (the "Company"), the Patricof Investors set forth on Exhibit A attached hereto and made a part hereof (the "Patricof Investors"), the holders of 7% Series B Cumulative Convertible Preferred Stock set forth on Exhibit B attached hereto and made a part hereof (the "Series B Holders") and the holders of shares of Series C Preferred Stock (defined below) of the Company set forth on Exhibit C attached hereto and made a part hereof (the "Series C Holders") and Alex. Brown & Sons Incorporated as the holder of a warrant to purchase shares of the Company's Common Stock (the "Agent" and together with the Patricof Investors, the Series B Holders and the Series C Holders, the "Investors").

         WHEREAS, the Patricof Investors, the Series B Holders and the Company are parties to a Registration Rights Agreement dated November 13, 1996 (the "Registration Rights Agreement");

         WHEREAS, in connection with the Company's (i) offering of 7% Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock") and (ii) issuance to the Agent of a warrant (the "Agent's Warrant") to purchase shares of Common Stock, the Company has agreed to grant the Series C Holders and the Agent registration rights with respect to shares of the Common Stock of the Company issuable upon conversion of the Series C Preferred Stock and issuable upon exercise of the Agent's Warrant;

         WHEREAS, in connection with the sale of the Series C Preferred Stock, all parties to the Registration Rights Agreement desire to amend the Registration Rights Agreement to include the Series C Holders and the Agent as Holders (as defined in the Registration Rights Agreement), to include the Common Stock issuable upon the conversion of the Series C Preferred Stock and upon exercise of the Agent's Warrant as Registrable Securities thereunder and to amend certain portions of the Registration Rights Agreement to reflect the agreement concerning registration rights between the Series C Holders and the Agent and the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Registration Rights Agreement as follows:

         1.       Definitions.

                  1.1. The first sentence of Section 1.l shall be deleted in its entirety.

                  1.2. The following term set forth in Section 1 of the Registration Rights Agreement shall be deleted in its entirety and shall hereafter have the following meaning:

         "Registrable Securities" means (a) the shares of Common Stock into which the 7% Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") is convertible, (b) the shares of Common Stock into which the 7% Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock") is convertible, (c) the Common Stock issuable upon the exercise of the Agent's Warrant, (d) any additional shares of Common Stock acquired by the Holders by way of a stock dividend, stock split or other distribution in respect of the Series B and Series C Preferred Stock and the Common Stock issuable upon exercise of the Agent's Warrant and (e) any shares of Common Stock currently held or hereafter acquired by any Patricof Investor. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities at such time as (i) a registration statement with respect to the sale of such securities shall have been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities have been distributed to the public pursuant to the provisions of Rule 144 or (iii) such securities have ceased to be outstanding.

                  1.3. The following terms shall be added to Section 1 of the Registration Rights Agreement:

         "Affiliate" includes a person or organization that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another person or organization.

         "Agreement" shall mean the Registration Rights Agreement, as amended by this Amendment.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Person" means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

         "Securities" means any debt or equity securities of the Company whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security.

         2.       Registration Procedures.

                  Filings; Information. Subsection (i) of Section 3.1(e) shall be deleted in its entirety and shall be replaced by the following:

                           (e)      register or qualify the Registrable
                  Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) request and as such registration or qualification is required by such other securities or blue sky laws

         3.       Notices.

                           (a) The name of the firm with which James O'Connell,
                  Esq. practices shall be deleted and replaced with "Kilpatrick Stockton LLP."

                           (b) Subsection 2 of Section 6.5 shall be amended to
                  add subsections (i) and (ii) as follows:

                                    (i) if to a holder of Registrable Securities
                           (other than the Series C Holders or the Agent:

                                    (ii) if to the Series C Holders or the
                           Agent:

                                         Piper & Marbury L.L.P.
                                         36 South Charles Street
                                         Baltimore, Maryland  21201
                                         Attention:  Stephen A. Riddick, Esq.
                                         Telephone:  (410) 576-1674
                                         Telecopy:  (410) 576-1763

         4. Binding Agreement. The Registration Rights Agreement as modified herein, shall remain in full force and effect as so modified.

         5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The authentic signature of any party received by facsimile transmission shall constitute a valid and binding signature of such party.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the __th day of ________________, 1997.



COMPANY                                  INVESTORS



     /s/ Ian Williams
----------------------------------       ----------------------------------
Park 'N View, Inc.                       The Patricof Investors whose
By:    Ian Williams                      signatures appear on Exhibit A hereto,
       President and Chief               the Series B Holders whose signatures
       Executive Officer                 Executive Officer appear on
                                         Exhibit B hereto and the Series
                                         C Holders whose signatures appear
                                         on the respective Omnibus Signature
                                         Pages

                                    EXHIBIT A

APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)

         By:      PATRICOF & CO. MANAGERS, INC.
         (Its General Partner)


                  By:  /s/ Robert Chefitz
                       ----------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.


COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC., INVESTMENT ADVISOR


                  By:  /s/ Robert Chefitz
                       ----------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.


THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


                  By:  /s/ Robert Chefitz
                       ----------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.




  /s/  Michael Willner
---------------------------------
Michael Willner

                                    EXHIBIT B


STATE OF MICHIGAN RETIREMENT SYSTEM


By:  /s/ Linda Rose
   -------------------------------------------
   Name:  Linda Rose
   Title:  Acting Administrator Alternative Investments Division


BENEFIT CAPITAL MANAGEMENT CORPORATION,
as Investment Manager for The Prudential Insurance Co.
of America, Separate Account No. VCA-GA-5298


By: /s/
   -------------------------------------------
   Name:
   Title:


CSK VENTURE CAPITAL CO., LTD.
as Investment Manager for CSK-1(A) Investment Fund


By:  /s/ Masahiro Aozono
   -------------------------------------------
   Name:   Masahiro Aozono
   Title:  President


CREDIT SUISSE (GUERNSEY) LIMITED as
Trustee of Dynamic Growth Fund II


By:  /s/ B. Morris-Rowland
   -------------------------------------------
   Name:   B. Morris Rowland
   Title:  Member Senior Management


By:  /s/ M E Zuning
   -------------------------------------------
   Name:   M E Zuning
   Title:  Associate

                                    EXHIBIT B
                                   (CONTINUED)


APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)

         By:      PATRICOF & CO. MANAGERS, INC. (Its General Partner)


                  By:  /s/ Robert Chefitz
                       ----------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.


COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC.,
         INVESTOR ADVISOR


         By:  /s/ Robert Chefitz
              -------------------------------------------
                  Name:  Robert Chefitz
                  Title:  G.P.


THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


         By:  /s/ Robert Chefitz
              -------------------------------------------
                  Name:  Robert Chefitz
                  Title:  G.P.


  /s/  Michael Willner
---------------------------------
Michael Willner

                                    EXHIBIT C

                  Holders of Shares of Series C Preferred Stock

                        Name                                    Number of Shares
                        ----                                    ----------------
Venhill Limited Partnership                                          187,500

Juliet Challenger, Inc.                                              625,000

Henry L. Hillman, Elsie Hilliard Hillman and C.G.
Grefenstette, Trustees of the Henry L. Hillman
Trust U/A dated 11/18/85                                             187,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Juliet Lea Hillman                            62,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Audrey Hilliard Hillman                       62,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Henry Lea Hillman, Jr.                        62,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for William Talbott Hillman                       62,500

Winfield Capital Corp.                                                93,750

ABS Employees' Venture Fund Limited Partnership                       17,662

Franklin Antonio                                                      15,750

Arundel Lumber Company, Inc.                                          15,625

E. Reid Curley                                                           375

Galen Cole Family Foundation                                          15,625

Michael DelCollo                                                      12,500

Gail G. Dougherty                                                     12,500

Michael K. Farr                                                        3,125

Richard M. Johnston Trust #2                                          12,500

Kelly E. Green                                                        31,250

Richard Heftel                                                        15,625

Leon Kaplan                                                           16,000

Robert Klein and/or Myriam Gluck, as Tenants - by -
Entirety                                                              16,250

Gerald Korman & Wendy S. Korman, as Tenants - by -
Entirety                                                              6,256

James C. McMillan                                                     12,500

Alan Meltzer                                                          37,500

Spiegel Enterprises                                                   15,625

Tampsco Partnership XII                                              125,000

Foundation Partners Fund, G.P.                                       125,000

Tennyson Private Placement Fund, LLC                                  62,500

Peter W. Wetherill                                                    25,000

Tri Ventures                                                          15,625

Benefit Capital Management Corporation as
Investment Manager for The Prudential Insurance
Company of America, Separate Account No. VCA-GA-5298                 125,000

State Treasurer of the State of Michigan, Custodian
of the Michigan Public School Employees' Retirement
System, State Employees' Retirement System,
Michigan State Police Retirement System, and
Michigan Judges Retirement System                                    125,000

APA Excelsior IV, L.P.                                                92,500

Coutts & Co. (Cayman) LTD., Custodians for
APA/Excelsior IV/Offshore, L.P.                                       16,250

The P/A Fund, L.P.                                                    16,250
                                                                   ---------

     Total                                                         2,328,543
                                                                   =========